UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014

NorthStar Realty Finance Corp.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32330 (Commission File Number)	11-3707493 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On May 22, 2014, in connection with NorthStar Realty Finance Corp.’s (the “Company”) previously disclosed announcement on December 10, 2013 of its plan to spin-off its asset management business, NorthStar Asset Management Group Inc. (“NSAM”), a recently formed Delaware corporation, filed an amended Registration Statement on Form 10 (the “Form 10”) with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (“Exchange Act”), to register shares of NSAM common stock, $0.01 par value per share. Exhibits to the Form 10 included: (i) an amended information statement (the “Information Statement”) regarding NSAM and the spin-off; and (ii) the management agreement (the “Management Agreement”) to be entered into between the Company and NSAM in connection with the spin-off, which is described more fully below. A copy of the Management Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, on May 23, 2014, the Company posted an updated investor presentation to its website, www.nrfc.com. A copy of the investor presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The Information Statement describes certain contracts to be put in place in connection with the separation of the Company and NSAM, including: (i) a $100 million capital contribution from the Company to NSAM prior to the spin-off; and (ii) the terms of the Management Agreement. The Company, as lender, also expects to enter into a 5-year unsecured revolving credit facility with NSAM, as borrower, to provide $250 million of revolving credit loans on the terms described below.

The Information Statement discloses that upon the consummation of the spin-off, which is expected to be completed on or around the end of the second quarter 2014, holders of record of the Company’s common stock as of the close of business on the relevant record date will receive one share of NSAM common stock for every one share of Company common stock held. NSAM common stock is expected to be listed on the New York Stock Exchange. The Information Statement also discloses that in connection with and immediately prior to the consummation of the spin-off, the Company expects to effect a 1-for-2 reverse stock split of Company common stock, which means that holders of the Company’s common stock will effectively receive one share of NSAM common stock for every two shares of the Company’s common stock owned prior to the spin-off.

NSAM plans to conduct operations in the United States and internationally and will manage the Company’s non-traded REIT business and own its broker-dealer. NSAM will also hold and operate the Company’s special servicing business. The Information Statement provides certain historical and pro forma financial information of the business to be operated by NSAM following the spin-off.

Management Agreement

In connection with the proposed spin-off, the Company and NSAM or one of its domestic or foreign subsidiaries will enter into the Management Agreement. The terms of the Management Agreement provide for:

(i)	A 20-year initial term, which will be automatically renewed for additional 20-year terms on each anniversary thereafter unless earlier terminated for “cause.”

(ii)	An annual base management fee, calculated and payable quarterly in arrears in cash. The following table presents the initial annual base management fee, including amounts for capital issued by the Company through May 21, 2014 (dollars in millions):

Initial base management fee	$100
1.5% of common and preferred equity issued subsequent to December 10, 2013	21
1.5% of common equity issued from conversions of exchangeable senior notes subsequent to December 10, 2013	7
RXR Realty (minimum annual amount)	10
Aerium (minimum annual amount)	10
Total initial annual base management fee	$148

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•	The base asset management fee will increase subsequent to May 21, 2014 by:

▪	1.5% per annum of the sum of:

•	cumulative net proceeds of all common equity and preferred equity raised at the Company;

•	equity issued in exchange or conversion of exchangeable senior notes based on the stock price at the date of issuance;

•	any other issuances of common equity, preferred equity or other forms of equity, including but not limited to units in an operating partnership (excluding equity-based compensation, but including issuances related to an acquisition, investment, joint venture or partnership); and

•	cumulative cash available for distribution (“CAD”) in excess of cumulative distributions paid on common stock, limited partnership interests structured as profits interests, or LTIP Units, in an operating partnership, or other equity awards beginning the first full calendar quarter after completion of the spin-off.

▪	the portion of distributable cash flow from the Company’s equity interest related to the asset management business of RXR Realty, LLC (“RXR Realty”) in excess of the $10 million minimum annual amount.

▪	the distributable cash flow from the Company’s minority interest in Aerium in excess of the $10 million minimum annual amount.

•	NSAM may be entitled to an incentive fee, calculated and payable quarterly in arrears in cash, equal to:

•	the product of (a) 15% and (b) CAD before such incentive fee, divided by the weighted average shares outstanding for the calendar quarter, when such amount is in excess of $0.195 per share but less than $0.225 per share; plus

•	the product of (a) 25% and (b) CAD before such incentive fee, divided by the weighted average shares outstanding for the calendar quarter, when such amount is equal to or in excess of $0.225 per share;

•	multiplied by the weighted average shares outstanding for the calendar quarter.

In addition, NSAM may also earn incentive fees from the Company’s healthcare investments in connection with the long-term partnership with James F. Flaherty III, the former Chairman and Chief Executive Officer of HCP, Inc., that was announced on January 22, 2014.

Weighted average shares represents the number of shares of common stock, LTIP Units or other equity-based awards (with some exclusions), outstanding on a daily weighted average basis. With respect to the base management fee, all issuances shall be allocated on a daily weighted average basis during the fiscal quarter of issuance. With respect to the incentive fee, such amounts will be appropriately adjusted from time to time to take into account the effect of any stock split, reverse stock split or stock dividend.

Furthermore, if the Company were to spin-off any asset or business in the future, such entity would be managed by NSAM on terms substantially similar to those set forth in the Management Agreement. The Management Agreement further provides that the aggregate

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base management fee in place immediately after any such spin-off(s) will not be less than the aggregate base management fee in place at the Company immediately prior to any such spin-off(s).

In addition, under the Management Agreement, the Company is responsible for all of its costs and expenses and will reimburse NSAM for all of the Company’s costs and expenses incurred by NSAM on the Company’s behalf. In addition to the Company’s costs and expenses, the Company shall reimburse NSAM for additional costs and expenses incurred by NSAM for an amount not to exceed the following: (i) 20% of the combined total of (a) the Company’s general and administrative expenses as reported in its consolidated financial statements excluding (1) equity-based compensation expense, (2) non-recurring items, (3) fees payable to NSAM under the terms of the Management Agreement and (4) any allocation of expenses from NSAM (“Company G&A”); and (b) NSAM’s general and administrative expenses as reported in its consolidated financial statements, excluding equity-based compensation expense and adding back any costs or expenses allocated to the Company and NSAM’s non-traded companies and any future sponsored companies, such as any funds, joint ventures and partnerships, less (ii) the Company G&A.

In addition, the Company will pay directly or reimburse NSAM for up to 50% of any long-term bonus or other compensation that NSAM’s compensation committee determines shall be paid and/or settled in the form of equity and/or equity-based compensation to executives, employees and service providers of NSAM in connection with the performance of services under the Management Agreement. At the discretion of NSAM’s compensation committee, the foregoing compensation may be granted in shares of the Company’s restricted stock, restricted stock units, long-term incentive plan units or other forms of equity compensation or stock-based awards. The Company will also pay directly or reimburse NSAM for an allocable portion of any severance paid pursuant to any employment, consulting or similar service agreements in effect between NSAM and any of its executives, employees or other services providers.

Other terms of the Management Agreement provide that: (i) the Company will commit up to $10 million to invest as distribution support consistent with past practice in each of NSAM’s future public non-traded sponsored companies, up to a total of five new companies per year; and (ii) NSAM will be granted a right to appoint one individual to serve as a non-voting observer to the Company’s board of directors and any committee thereof.

$250 Million 5-Year Unsecured Revolving Credit Facility

It is expected that the Company will also provide NSAM with a 5-year $250 million revolving credit facility (the “NSAM Revolving Credit Facility”) at an interest rate of LIBOR plus 3.5%. The NSAM Revolving Credit Facility will be unsecured. The Company expects to enter into a new secured revolving credit facility to provide liquidity for borrowings under the NSAM Revolving Credit Facility, although there can be no assurances that the Company will be able to secure such a revolving credit facility or as to the terms of such a credit facility or that such a revolving credit facility will be in place and available throughout the term of the NSAM Revolving Credit Facility.

Other Agreements to be Entered into in Connection with the Distribution

In addition to the Management Agreement and the NSAM Revolving Credit Facility, the Company will enter into, among other agreements, the following agreements with NSAM in connection with the spinoff:

(i)	A separation agreement which will set forth, among other things, the Company’s agreements with NSAM regarding the principal transactions necessary to distribute NSAM from the Company.

(ii)	A loan origination services agreement whereby NSAM will manage the Company’s loan origination business for commercial real estate debt;

(iii)	A tax disaffiliation agreement to govern the parties’ respective rights, responsibilities and obligations with respect of tax matters; and

(iv)	An employee matters agreement to allocate assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters.

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The terms of the agreements related to the Company’s spin-off of NSAM, including the Management Agreement and the NSAM Revolving Credit Facility, have not been negotiated among unaffiliated third parties. As a result, these terms of the agreements may be less favorable to the Company than the terms that would have resulted from arm’s-length negotiations among unaffiliated third parties. For example, the Management Agreement provides for a 20-year initial term, which will be automatically renewed for additional 20-year terms each anniversary thereafter unless earlier terminated for “cause.” As a result, the Company does not expect that it will ever be able to terminate the Management Agreement, even if the Company may be able to contract for asset management services on terms that are more advantageous to it or if a substantial portion of the Company’s available cash becomes required to fulfill its obligations under the Management Agreement.

More information regarding NSAM and the transactions to be entered into between the Company and NSAM in connection with the spin-off can be found in the Information Statement under the heading “Certain Relationships and Related Party Transactions — Relationship Between NorthStar Realty and Us After the Distribution.”

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Safe-Harbor Statement

Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words like “will,” “expects,” “seek,” “proposed” and similar expressions.  These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained.  Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results.  Variations of assumptions and results may be material.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the Company’s ability to complete the spin-off of its asset management business on the terms set forth in the Information Statement or at all; the risk relating to the spin-off of the Company’s asset management business and operating its existing company and its asset management business as separate companies; the Company’s ability to realize the benefits of the spin-off, including the tax-free nature of the transaction; the Company’s ability to effect a 1-for-2 reverse stock split of its common stock; the ability to list NSAM’s common stock on the New York Stock Exchange; the growth prospects of the Company’s business, including its asset management business and non-traded REIT and broker-dealer platforms; the Company’s future CAD; the Company’s ability to close on the investment in Aerium on the terms contemplated or at all; the size and timing of new vehicles, including non-traded REITs, to be sponsored by NSAM; the ability to realize the respective benefits of the partnerships with each of RXR Realty and Jay Flaherty; the terms of the Management Agreement; and the timing and ability of the Company to spin-off any additional businesses.  Factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, its Quarterly Report on Form 10-Q for the three months ended March 31, 2014 and its other filings with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

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Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Form of Management Agreement between NorthStar Asset Management Group Inc. or an affiliate and NorthStar Realty Finance Corp.
99.2	Investor Presentation of NorthStar Realty Finance Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Finance Corp. (Registrant)

Date: May 23, 2014	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Form of Management Agreement between NorthStar Asset Management Group Inc. or an affiliate and NorthStar Realty Finance Corp.
99.2	Investor Presentation of NorthStar Realty Finance Corp.